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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Edmond English and Donald G. Campbell and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the form 10-K to be filed by The TJX Companies, Inc. for the fiscal year ended January 25, 2003 and any or all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Edmond English                        /s/ Donald G. Campbell
______________________________            ____________________________________
Edmond English, President,                Donald G. Campbell, Executive Vice
Principal Executive Officer and           President-Finance, Principal Financial
Director                                  and Accounting Officer

/s/ David A. Brandon                      /s/ Richard Lesser
______________________________            ____________________________________
David A. Brandon, Director                Richard Lesser, Director

/s/ Bernard Cammarata                     /s/ John F. O'Brien
______________________________            ____________________________________
Bernard Cammarata, Director               John F. O'Brien, Director

/s/ Gary Crittenden                       /s/ Robert F. Shapiro
______________________________            ____________________________________
Gary Crittenden, Director                 Robert F. Shapiro, Director

/s/ Gail Deegan                           /s/ Willow B. Shire
______________________________            ____________________________________
Gail Deegan, Director                     Willow B. Shire, Director

/s/ Dennis F. Hightower                   /s/ Fletcher H. Wiley
______________________________            ____________________________________
Dennis F. Hightower, Director             Fletcher H. Wiley, Director

Dated:   April 8, 2003